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                                                        Execution Counterpart


                                                         AMENDMENT  NO.  I

                    AMENDMENT NO. 1 dated as of April 13,1998 SEQUA CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"); the SUBSIDIARY GUARANTORS party hereto (the "Subsidiary Guarantors"); the LENDERS party hereto (the "Lenders"); and THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, the "Administrative Agent").

                  The parties hereto are parties to a Credit Agreement dated as of October 10, 1997
(the "Credit Agreement"). Capitalized terms used but not otherwise defined herein have the meanings given them in the Credit Agreement. The parties wish to amend the Credit Agreement to exclude the current portion of certain long term indebtedness of the Borrower from the calculation of "Short Term Indebtedness" for purposes of Section
7.1 1 of the Credit Agreement.

Section 1. AMENDMENTS. Subject to the execution and delivery hereof by the Borrower. the Subsidiary Guarantors, the Required Lenders and the Administrative Agent, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

A. GENERAL. All references in the Credit Agreement to the Credit Agreement (including indirect references) shall be deemed to be references to the Credit Agreement as amended hereby.

B. SHORT TERM INDEBTEDNESS. The last sentence of Section 7.1 1 of the Credit Agreement shall be amended by adding "(a)" in line five of such Section after the words "shall not include", and by adding the following at the end of such sentence:

                  or (b) the current portion as determined in accordance with GAAP of the existing Long Tenn Debt of the Borrower; PROVIDED, that as used in this sentence, "the existing Long Term Debt of the Borrower" shall be deemed to refer to (I) the Senior Unsecured Notes of the Borrower due 1999, (ii) the Senior Notes of the Borrower due 2001, (iii) the Medium Term Notes of the Borrower and (iv) the Senior Subordinated Notes of the Borrower due 2003."

Section 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in
Article IV of the Credit Agreement are on the date hereof true and complete as if made on and as of such

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date and as if each reference in such representations and
warranties to the Credit Agreement included reference to such agreement as amended by this Amendment No. 1.

Section 3. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in fall force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. I by signing any such counterpart and sending the same by telecopier, mail messenger or courier to the Administrative Agent or counsel to the Administrative Agent. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS OF WHEREOF, the parties hereto have caused this Amendment No.1 to be duly executed as of the day and year first above written.


                                            SEQUA CORPORATION


                                            By: _________________________

                                            Name:
                                            Title:


                                            LENDERS

                                            THE CHASE MANHATTAN BANK,
                                            individually, as Swingline Lender,
                                              as Issuing Bank and as
                                              Administrative Agent


                                            By: _________________________

                                            Name:
                                            Title:









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                                                               - 3 -


                                         THE BANK OF NEW YORK, individually
                                           and as Issuing Bank


                                         By: _________________________

                                         Name:
                                         Title:


                                         THE BANK OF NOVA SCOTIA


                                         By: _________________________

                                         Name:
                                         Title:


                                         BANK OF MONTREAL


                                         By: _________________________

                                         Name:
                                         Title:


                                         THE FUJI BANK LIMITED (NEW YORK)


                                         By: _________________________

                                         Name:
                                         Title:


                                         BANKERS TRUST COMPANY


                                         By: _________________________

                                         Name:
                                         Title:






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                                                               - 4 -


                                     MELLON BANK N.A. (NEW YORK)


                                     By: _________________________

                                     Name:
                                     Title:


                                     NATEXIS BANQUE BFCE (NEW YORK)


                                     By: _________________________

                                     Name:
                                     Title:


                                     PNC BANK, NATIONAL ASSOCIATION


                                     By: _________________________

                                     Name:
                                     Title:


                                     THE SUMITOMO BANK LTD (NEW YORK)


                                     By: _________________________

                                     Name:
                                     Title: